OCTOBER 5, 2021
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
THE HARTFORD GLOBAL REAL ASSET FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2021
HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
DATED MARCH 1, 2021, AS SUPPLEMENTED MARCH 1, 2021
This Supplement contains new and additional information regarding The Hartford Global Real Asset Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
(1) Effective immediately, in the section entitled “Principal Investment Strategy” in the above referenced Summary Prospectus and in the section entitled “The Hartford Global Real Asset Fund Summary Section –  Principal Investment Strategy” in the above referenced Statutory Prospectus, the fourth paragraph is deleted in its entirety and replaced with the following:
The equity portion of the Fund will invest primarily in common stocks. The fixed income portion of the Fund will invest primarily in inflation protected securities, which pay a real return plus the realized rate of inflation as measured by a benchmark price index. The fixed income portion of the Fund may invest in debt securities of any maturity or duration. The Fund may also seek commodity exposure through exchange traded funds and by investing up to 25% of its total assets in the Fund’s wholly owned Cayman Islands subsidiary, The Hartford Cayman Global Real Asset Fund, Ltd. (“Subsidiary”). The Subsidiary (unlike the Fund) may invest without limit in commodity-related investments, including commodity-linked notes, exchange traded funds, and commodity-related derivative investments (including futures contracts, options and swap agreements). The Subsidiary may also hold cash and invest in other investments, including fixed income securities, either as investments or to serve as margin or collateral. The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation.
(2) Scott M. Elliott announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager to The Hartford Global Real Asset Fund (the “Fund”). Accordingly, effective immediately, under the headings “Management” in the above referenced Summary Prospectus and “The Hartford Global Real Asset Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Elliott’s name in the portfolio manager table:
*
Scott M. Elliott announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Elliott’s portfolio management responsibilities will transition to Nicholas J. Petrucelli in the months leading up to his departure.
(3) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Global Real Asset Fund” in above referenced Statutory Prospectus, the following information is added for Scott M. Elliott:
Effective June 30, 2022, Mr. Elliott will no longer serve as a portfolio manager to the Fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7586
October 2021